Brown Advisory – Macquarie Asia New Stars Fund Class/Ticker: Institutional Shares / BAFNX Investor Shares / BIANX Advisor Shares / (Not Available for Sale)
Summary Prospectus | October 31, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/resources.html. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brown Advisory – Macquarie Asia New Stars Fund (formerly, the Brown Advisory Emerging Markets Small-Cap Fund) (the “Fund”) seeks to achieve total return by investing principally in equity securities issued by small and medium capitalization companies which are domiciled in or exercise the predominant part of their economic activity in Asia (excluding Japan), as defined by those countries included in the MSCI AC Asia ex Japan SMID Cap Index.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.57%	1.72%	1.97%
(1)
“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$160	$496	$855	$1,867
Investor Shares	$175	$542	$933	$2,030
Advisor Shares	$200	$618	$1,062	$2,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Fund was 169% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities issued by small and medium capitalization companies which are domiciled in or exercise the predominant part of their economic activity in Asia (excluding Japan) – as defined by those countries included in the MSCI AC Asia ex Japan SMID Cap Index.

As of September 30, 2017, the following countries were included in the MSCI AC Asia ex Japan SMID Cap Index:  China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

In determining whether a company is domiciled in or exercises the predominant part of its economic activity in Asia, the Fund will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits.

The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the market capitalizations of companies in the MSCI AC Asia ex Japan SMID Cap Index, as measured at the time of purchase.  As of September 30, 2017, this range for actively traded securities was between $44 million and $18.9 billion.

Equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities such as stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and exchange traded funds (“ETFs”).

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries that are considered to be outside of Asia, which may include less developed and emerging markets countries as well as other developed market countries.

The Fund may utilize options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  The Fund may also invest in participatory notes which are instruments that are used to replicate the performance of certain underlying issuers and markets.  By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.  Investments in derivatives may be counted towards the Fund’s 80% investment policy if they have economic characteristics similar to the other investments that are included in the Fund’s 80% investment policy.

The Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks of the Fund

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•
Asian Securities Risk. Many of the countries in the Asia region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. In addition, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

•
Currency and Exchange Rate Risk.  Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies.  In addition, the Fund may engage in currency hedging transactions.  Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

•
Derivatives Risk.  The risks of investments in options and futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

•
Emerging Markets Risk.  The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic or market developments, governmental actions or intervention, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

•
Foreign Securities Risk.  The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection to the shareholders in foreign markets.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•
Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•
Liquidity Risk.  Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•	Management Risk. The Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

•
Portfolio Turnover Risk.  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Higher portfolio turnover also may result in higher taxes when Fund shares are held in a taxable account.

•
Private Placement Risk.  The Fund may invest in privately issued securities of foreign common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended.  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

•
Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

•
Valuation Risk.  The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year.  The table shows how the average annual returns of the Investor Shares and Institutional Shares for the one year and since inception periods compare to a broad-based market index.  The Fund changed its principal investment strategies on May 1, 2017, and the performance below prior to May 1, 2017 is attributable to the previous principal investment strategies.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisoryfunds.com or by calling 800‑540‑6807 (toll free).

Brown Advisory – Macquarie Asia New Stars Fund – Investor Shares
Calendar Year Total Return

The Fund’s calendar year-to-date total return as of September 30, 2017 was 22.89%.  During the period shown in the chart, the highest quarterly return was 9.87% for the quarter ended June 30, 2015, and the lowest quarterly return was -15.95% for the quarter ended December 31, 2016.

Brown Advisory – Macquarie Asia New Stars Fund
Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Since Inception (11/21/14)
Investor Shares
– Return Before Taxes	-15.95%	-7.30%
– Return After Taxes on Distributions	-15.95%	-8.04%
– Return After Taxes on Distributions and Sale of Fund Shares	-9.03%	-5.75%
Institutional Shares
– Return Before Taxes	-15.81%	-7.14%
MSCI AC Asia ex Japan SMID Cap Index* (reflects no deduction for fees, expenses and taxes)	-1.32%	-3.83%
MSCI Emerging Markets Small Cap Index* (reflects no deduction for fees, expenses and taxes)	2.28%	-3.78%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Shares only.  After-tax returns for Institutional Shares would vary.

* Effective May 1, 2017, the Fund discontinued the use of the MSCI Emerging Markets Small Cap Index and replaced it with the MSCI AC Asia ex Japan SMID Cap Index. The Fund believes that use of the MSCI AC Asia ex Japan SMID Cap Index provides a better comparative benchmark since it more appropriately reflects the securities in which the Fund may invest.

Management

Brown Advisory LLC is the Fund’s investment adviser.  Macquarie Funds Management Hong Kong Limited (“MFMHKL”) is the Fund’s sub-adviser.

Investment Sub-Adviser	Portfolio Managers
Macquarie Funds Management Hong Kong Limited	John Bugg and Sam Le Cornu have served as portfolio managers since the Fund’s inception in 2014.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisoryfunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
– Qualified Retirement Plans	N/A	N/A

The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.